Leases	12 Months Ended
Jun. 29, 2011
Leases
Leases
9.	LEASES

(a)	Capital Leases

We lease certain buildings under capital leases. The asset value of $39.8 million at June 29, 2011 and $40.6 million at June 30, 2010, and the related accumulated amortization of $14.6 million and $12.5 million at June 29, 2011 and June 30, 2010, respectively, are included in property and equipment. Amortization of assets under capital leases is included in depreciation and amortization expense.

(b)	Operating Leases

We lease restaurant facilities, office space, and certain equipment under operating leases having terms expiring at various dates through fiscal 2093. The restaurant leases have renewal clauses of 1 to 35 years at our option and, in some cases, have provisions for contingent rent based upon a percentage of sales in excess of specified levels, as defined in the leases. Rent expense for fiscal 2011, 2010, and 2009 was $101.0 million, $102.5 million, and $117.5 million, respectively. Contingent rent included in rent expense for fiscal 2011, 2010, and 2009 was $4.1 million, $4.7 million, and $6.5 million, respectively.

(c)	Commitments

As of June 29, 2011, future minimum lease payments on capital and operating leases were as follows (in thousands):

Fiscal Year	Capital Leases	Operating Leases
2012	$5,367	$100,441
2013	5,473	94,315
2014	5,581	84,658
2015	5,692	73,473
2016	5,806	59,482
Thereafter	53,399	129,085

Total minimum lease payments(a)	81,318	$541,454

Imputed interest (average rate of 7%)	(31,212)

Present value of minimum lease payments	50,106
Less current installments	(2,091)

	$48,015

(a)	Future minimum lease payments have not been reduced by minimum sublease rentals due in the future under non-cancelable subleases. Sublease rentals are approximately $40.7 million and $59.1 million for capital and operating subleases, respectively.